Exhibit 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------
                                       x
In re:                                 : Chapter 11
                                       :
Refco Inc., et al                      : Case Nos. 05-60006 - 05-60029 (RDD)
                                       :
Debtors.                               : (Jointly Administered)
                                       :
---------------------------------------x


            MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
                   THE PERIOD FROM MAY 1, 2006 TO MAY 31, 2006

DEBTORS' ADDRESS:      One World Financial Center, 200 Liberty Street,
                       New York, NY  10281-1094

                       MONTHLY CASH RECEIPTS RECEIVED BY REFCO INC.,
                       ET AL (IN THOUSANDS):                          $300,078

                       MONTHLY CASH DISBURSEMENTS MADE BY REFCO INC.,
                       ET AL (IN THOUSANDS):                           $14,557

DEBTORS' ATTORNEY:     Skadden, Arps, Slate, Meagher & Flom LLP
                       J. Gregory Milmoe (JM 0919)
                       Sally McDonald Henry (SH 0839)
                       Four Times Square
                       New York, New York 10036

REPORT PREPARER:       Refco Inc. et al.


         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


                                    /s/ Peter F. James
                                    -------------------
                                    Peter F. James
DATE: June 15, 2006                 Controller
                                    Refco Inc. / Refco Capital Markets, Ltd.(1)



_____________________
(1) Marc S. Kirschner has been appointed Chapter 11 Trustee (the "Trustee") of the estate of Refco Capital Markets, Ltd. The Trustee is seeking to maintain previous reporting arrangements and has filed applications to retain the professionals responsible for preparing those reports. Mr. James has been performing the function of Controller for Refco Inc., and in that capacity has been providing services to certain of Refco Inc.'s affiliates, including Refco Capital Markets, Ltd. It is anticipated that Mr. James will continue as an estate employee and in that capacity will continue to provide services to Refco Capital Markets, Ltd.

                                Refco Inc., et al
          Index to Monthly Statement of Cash Receipts and Disbursements


                                                                                                               Page

                  Notes to Monthly Statement of Cash Receipts and Disbursements............................       3
Schedules:
Schedule I        Schedule of Cash Receipts and Disbursements by Debtor....................................       4
Schedule II       Schedule of Payroll and Payroll Taxes....................................................       5
Schedule III      Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld..........       6
Schedule IV       Schedule of Professional Fee Disbursements...............................................       7
                  Insurance Statement......................................................................       8



                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
          NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                   (Unaudited)
                 For the Period from MAY 1, 2006 to MAY 31, 2006


NOTE 1--Petition for Relief under Chapter 11

         On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC, Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital Trading, LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco F/X Associates, LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets Management, LLC, Refco Global Capital Management LLC, Refco Global Finance Ltd., Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC, Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies, LLC, and Summit Management, LLC (collectively, the "Debtors"). The Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code for all cases, except Refco Capital Markets, Ltd. (05-60018), in which a Chapter 11 trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding. The Debtors as "debtors-in-possession" continue to manage and administer their properties of the non-Debtor businesses under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

NOTE 2--Basis of Presentation

         On October 9, 2005, after consultation by the Audit Committee with the Company's independent accountants, the Company determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005, taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon. As a result of these events, the Company is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, the Company has prepared the attached Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.

                                   Schedule I
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
             SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                 (in thousands)
                 For the Period from MAY 1, 2006 to MAY 31, 2006



   Case                                                  Beginning Cash                             Cash           Ending
   Number       Legal Entity                                 Balance         Cash Receipts     Disbursements   Cash Balance
   -------      ------------                             --------------      -------------     -------------   ------------
   05-60009     Bersec International LLC                           $--             $--                $--              $--
   05-60019     Kroeck & Associates LLC                            333              --                 --              333
   05-60012     Marshall Metals, LLC                                --              --                 --               --
   05-60014     New Refco Group Ltd., LLC                           --              --                 --               --
   05-60020     Refco Administration, LLC                           --              --                 --               --
   05-60017     Refco Capital Holdings, LLC                         12              --                 --               12
   05-60010     Refco Capital Management, LLC                       --              --                 --               --
   05-60018     Refco Capital Markets, Ltd. 2,3,4,5            970,851         278,716              1,814        1,247,752
   05-60026     Refco Capital Trading, LLC                          --              --                 --               --
   05-60022     Refco Capital LLC 1,9                           22,975          10,931              8,539           25,368
   05-60023     Refco F/X Associates, LLC 6                     56,011           1,013                859           56,165
   05-60016     Refco Finance Inc.                                  --              --                 --               --
   05-60013     Refco Financial, LLC                                --              --                 --               --
   05-60029     Refco Fixed Assets Management, LLC                  11              --                 --               11
   05-60011     Refco Global Capital Management LLC                 --              --                 --               --
   05-60007     Refco Global Finance Ltd.                        1,385             562                162            1,785
   05-60024     Refco Global Futures, LLC 7                         --           8,701                 --            8,701
   05-60028     Refco Global Holdings, LLC 8                    15,896             127              2,311           13,712
   05-60027     Refco Group Ltd., LLC                            4,289              27                748            3,568
   05-60008     Refco Information Services, LLC                     --              --                 --               --
   05-60021     Refco Mortgage Securities, LLC                      --              --                 --               --
   05-60015     Refco Regulated Companies, LLC                      --              --                 --               --
   05-60006     Refco Inc.                                         249               1                123              126
   05-60025     Summit Management, LLC                              --              --                 --               --

                Totals                                     $ 1,072,011        $300,078            $14,557      $ 1,357,532
                                                           ============       ========            =======      ===========



1 The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $5.3 million was disbursed on behalf of and reimbursed by Non-Debtors and Refco, LLC.
2 The beginning balance for Refco Capital Markets, Ltd. includes approximately $3.5 million that was not included in the ending balance on the April 2006 Operating Report. This reflects credits to Refco Capital Markets, Ltd.'s account held at HSBC that were not previously reported.
3 The beginning balance for Refco Capital Markets, Ltd. includes approximately $753,000 that was not included in the ending balance on the April 2006 Operating Report. This reflects accounts held at Bear Stearns that were not previously reported.
4 Of the $278.7 million in receipts listed for Refco Capital Markets, Ltd., $263.0 million is attributable to the Sphinx settlement, which was approved by the Court on June 9, 2006.
5 Refco Capital Markets, Ltd.'s ending cash balance includes approximately $119.4 million, which currently resides in a JPMorgan Chase account under the name Refco Securities LLC/Refco Capital Markets, Ltd. There is a dispute as to whether these funds are property of Refco Capital Markets, Ltd. or Refco Securities LLC and are to remain in such named account until further investigation is performed.
6 Of the $1.0 million in receipts listed for Refco F/X Associates, LLC, approximately $494,000 is attributable to fluctuations in foreign exchange rates.
7 The $8.7 million in receipts listed for Refco Global Futures, LLC reflects the proceeds from the sale of Refco Hong Kong.
8 Refco Global Holdings, LLC's ending cash balance includes $3.3 million, which is held in an escrow account at Citibank pursuant to the sale of Refco Canada Co. These funds are being held in escrow in support of tax holdbacks and will be released when tax clearances are obtained. The $2.3 million in disbursements for this entity reflects payments from the escrow regarding other general holdbacks and was released after the January 31, 2006 balance sheet was completed and reviewed.
9 Of the $10.9 million in receipts listed for Refco Capital LLC, approximately $2.8 million is attributable to receipts in connection with the transfer of exchange memberships to Man Financial.

                                   Schedule II
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                      SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                 (in thousands)
                 For the Period from MAY 1, 2006 to MAY 31, 2006


                                Employee Payroll         Employer Payroll
     Gross Wages Paid 2         Taxes Withheld 1         Taxes Remitted 1
     ------------------         ----------------         ----------------

            $691                      $209                     $34


1 Taxes were remitted by Refco Inc. to a third party vendor and paid by the vendor to the appropriate tax authorities.

2 Gross Wages were paid by the Company on 5/15/06 and 5/31/06. Of the Gross Wages, $319,000 was paid on behalf of and reimbursed by the Non-Debtors and Refco, LLC.

                                  Schedule III
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                      COLLECTED, RECEIVED, DUE OR WITHHELD
                                 (in thousands)
                 For the Period from MAY 1, 2006 to MAY 31, 2006


                                                            Amount
                                                         Withheld/    Amount
                                                           Accrued      Paid
                                                         ----------   ------

Federal
Domestic.............................................           $0        $0
Foreign..............................................           $0        $0
   Total Federal Taxes...............................           $0        $0

State and Local
Income and Franchise.................................           $0        $0
Property.............................................            0         0
Sales and Use........................................            0         0

   Total State and Local.............................           $0        $0

Total Taxes..........................................           $0        $0



All taxes due and owing have been paid for the current period. Also, all tax returns due during the period have been filed.

                                   Schedule IV
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS
                                 (in thousands)
                 For the Period from MAY 1, 2006 to MAY 31, 2006




                                                             May          Fees Paid
           Entity                                        Payments 1        To Date
           ------                                        ----------       ---------

           AlixPartners, LLC                               $1,972           $3,873

           Conyers Dill & Pearman                              17               58

           Goldin Associates                                  208              422

           Greenhill & Co., LLC                                70               70

           Houlihan Lokey Howard & Zukin                      285              554

           Lenz & Staehelin                                    46               76

           Milbank, Tweed, Hadley & McCloy LLP                  0            1,680

           Omni Management Group                              163              400

           Sitrick and Company                                  0              525

           Skadden, Arps, Slate, Meagher & Flom LLP           403            3,090

           Trott & Duncan, Barristers & Attorneys              12               15

           Williams Barristers & Attorneys                      0               58

           Total Payments                                  $3,176          $10,821
                                                           ======          =======


1 The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $1.9 million was disbursed on behalf of and reimbursed by Non-Debtors. Professional fees were not paid by the Debtors on behalf of Refco, LLC.

                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                 DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
                 For the Period from MAY 1, 2006 to MAY 31, 2006

         All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.